New York Mortgage Trust, Inc. Investor Presentation October 2005 www.nymtrust.com www.nymc.com

Safe Harbor Statement - Private Securities Litigation Reform Act of 1995 Forward Looking Information This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Straightforward Corporate Structure NTR: Real Estate Investment Trust Mortgage Loans & Securitized Loan Portfolio Mortgage Loans & Securitized Loan Portfolio 3rd Party Investors Fixed and Non-Portfolio ARMs Sold Servicing Released; Cash Sales Prime ARM Loans Held in Portfolio ' Transferred at Cost and Securitized 5 Corporate Structure (Taxable REIT Subsidiary) Originations

Why New York Mortgage Trust? Residential Mortgage REIT w/Self-Originated Portfolio Strategy Self-originated portfolio loans = lower cost, higher yielding assets High credit quality ARM loans = minimized credit risk Rapidly Growing Mortgage Origination Subsidiary (TRS) $4 billion current annual origination run rate (222% of $1.8B 2004 volume) >$5 billion projected 2006 originations (including new Wholesale Division) TRS provides low cost assets to REIT (at cost) and absorbs REIT G&A Dividend Protection and Growth Potential Portfolio yield pickup from transition of acquired to self-originated loans Positive contribution to earnings from TRS projected in 2006 1.05x Price to Book Attractive Relative to Peers (as of 10/20/05) 19% Insider Stock Ownership (Internally Managed)

Recent Developments Record Loan Origination Volume $1 billion in Q3 2005 (229% of Q3 2004) Launched New Wholesale Initiative (July 2005) Projected $1 to $1.5 billion production for 2006 Transitioning Portfolio from acquired MBS to Originated Loans $1.5 billion portfolio will be substantially self-originated by 12/31/05 $900 million of Prime Mortgage Loans securitized by 12/31/05 Major Expense Reductions Concluded cost intensive transitional period in Q2 2005 Cut $3.7 million in annual recurring salary costs in Q2 2005 TRS Contribution to Earnings Projected in 2006!

3. Mortgage-Backed Portfolio 1. Introduction 4. NYMT Recap 5. Appendix / Additional Info 2. Origination Capabilities New York Mortgage Trust, Inc. 2. Origination Capabilities

Consistent Originations Growth 2002 2003 2004 2005e Current Run Rate 2006e (incl Wholesale) Purchase Originations 469 803 1089 1957 2240 2464 Refinance Originations 408 797 756 1643 1760 1936 Wholesale 1200 (Dollars in millions) Purchase Refinance $877 $1,600 $1,846 $3,600 $4,000 $5,500 Wholesale 2003 2005e 2006e IPO June 2004 Retail: $4 billion run rate. Referral based = less reliance on "refi booms" Wholesale: New division launched July 2005. Volume est > 1 billion in 2006

Origination Growth Consistently Outpaces Market 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05e 4Q05e NYMC 0 0.14 0.7 0.94 1.29 0.6 0.33 1.42 0.95 1.97 2.16 3.42 3.71 3.93 Industry 0 0.3 0.03 0.53 0.55 -0.18 -0.27 0.04 -0.2 -0.21 -0.23 0.01 0.08 -0.14 Origination Growth Consistently Outpaces Market 15 Origination Growth Outpaces Industry - Acceleration of self-originated portfolio Opportunities for increased TRS profits Current run rate $4 billion

Expanding Geographic Coverage Branch Locations: Arizona Colorado Connecticut (7%) Delaware District of Colombia Florida Massachusetts (20%) Maryland New Hampshire New York (36%) New Jersey (9%) Pennsylvania Rhode Island Virginia (% indicates top 4 states production.) Licensed / Authorized to Lend 800+ Employees 63 Office Locations in 13 States & D.C.

Origination Growth Consistently Outpaces Market Origination Growth Versus Peers 19 Origination $ Volume Growth: 6 Months Ending 6/30/05 versus 6/30/04 Peer Group Comprised of Active Prime Mortgage REITs.

NYMC Growth Strategy Disciplined Mortgage Company & Originations Growth Same store origination growth (approximate 25% since June 2004 IPO) No cost and low cost, low risk strategic branch acquisitions SIB branches: Cost $0 ($400 million origination volume) GRL branches: All-in cost $4.9M* ($1.4 billion origination volume) New wholesale division: startup costs est. $2M ($1-1.5B projected volume) Planned future corporate acquisitions Portfolio Growth Accommodated by Originations Growth Increase portfolio capacity via increases in capital Future common equity offerings Trust preferred issuances ($45 million outstanding) Retained Earnings at TRS * Purchase price includes approximately $3.6 million in key employee sign-on and retention bonuses comprised of restricted stock and cash which vests over a 6 to 30 month period. This vesting expense substantially concludes in Q4 2005.

3. Mortgage-Backed Portfolio 1. Introduction 4. NYMT Recap 5. Appendix / Additional Info 2. Origination Capabilities New York Mortgage Trust, Inc. 3. Mortgage-Backed Portfolio

Portfolio Strategy Managed Interest Rate Risk Conservative interest rate management Initial fixed period of 5 years or less Hedges, primarily swaps and caps; no speculation Net duration gap » 8 months High Credit Quality ARM Portfolio High credit quality ARMs = low credit risk Agency & AAA Rated Securities High FICO (Avg 734) & Low LTV (Avg 69%) Loans underwritten to our own guidelines Securitizations result in » 90% of loans as AAAs Self-Originated, Low Cost Assets Self-originated loans = lower cost & higher yield Yield pick-up of 25 - 40 bps v. passive portfolio Originations continually replenish current portfolio Portfolio substantially self-originated by 12/31/05

Originated Loans Drive Higher Returns 3.25% Purchased 5/1 Originated 5/1 AAA MBS Loans Yield 5.27% 5.52% * Cost of funds (Incl Hedges) -4.38% -4.38% Net spread 0.89% 1.14% Leverage (debt / equity) 12.0x 12.0x Leverage return 10.68% 13.68% Equity return 5.27% 5.52% Pre G&A Return 15.95% 19.20% Incremental Increase in ROE From Self Originations * Includes amortization of origination and securitization costs.

Portfolio Economics Data as of 8/25/05

Average FICO: 734 Average LTV: 69% Average Balance: $479,000 % Full Doc Loans: 61% % Owner Occupied: 85% % Purchase Loans: 62% % Interest Only: 74% Highest Concentration: NY 26% Average borrower income: $287,000 Average liquid reserves: 105 months PITI Strong Portfolio Credit Characteristics Disciplined loan selection approach & experienced in-house underwriting leads to a... Which results in consistent portfolio earnings and dividends High Credit Quality Portfolio No Option ARMs, or negative amortization loans.

3. Mortgage-Backed Portfolio 1. Introduction 4. Financial Analysis 5. Appendix / Additional Info 2. Origination Capabilities New York Mortgage Trust, Inc. 4. NYMT Recap

Attractive Relative Valuation AMH HMB MHL NTR 1.31 1.28 1.11 1.05 Book Value as of 6/30/05. Market Price as of 10/20/05. Source Bloomberg

Why New York Mortgage Trust? Residential Mortgage REIT w/Self-Originated Portfolio Strategy Self-originated portfolio loans = lower cost, higher yielding assets High credit quality ARM loans = minimized credit risk Rapidly Growing Mortgage Origination Subsidiary (TRS) $4 billion current annual origination run rate (222% of $1.8B 2004 volume) >$5 billion projected 2006 originations (including new Wholesale Division) TRS provides low cost assets to REIT (at cost) and absorbs REIT G&A Dividend Protection and Growth Potential Portfolio yield pickup from transition of acquired to self-originated loans Positive contribution to earnings from TRS projected in 2006 1.05x Price to Book Attractive Relative to Peers (as of 10/20/05) 19% Insider Stock Ownership (Internally Managed)

3. Mortgage-Backed Portfolio 1. Introduction 4. Financial Analysis 5. Management & Board 2. Origination Capabilities New York Mortgage Trust, Inc. 5. Appendix / Additional Info

Financial Transparency Retained Loans Transferred to REIT at GAAP Cost Basis MBS are all Classified as "Held for Sale" Securitized Loans Classified "Held to Maturity" No Eurodollar or Structure Repo Financing Transactions

Originated Loan Summary Total Originations: Average Loan Balance (all production): Weighted Average Loan to Value: Weighted Average Middle FICO: Percent Purchase: Percent Hybrid/Adjustable Rate: Weighted Average Sales Price Over Par: Weighted Average Coupon: Portfolio $800 mil $479,000 69% 734 62.3% 100.0% 0.55% 5.12% YTD 3Q 2005 $2.6 bil $226,000* 75% 704 59.4% 54.5% 2.05% 6.08% * In March 2004 the company acquired eight origination branches from SIB Mortgage Corp., one of which originates only FHA Streamlined Refinance mortgages with low average balances. All loans from this branch are and will continue to be sold to third party investors.

Balance Sheet 2Q05 ($000) Cash $ 3,931 Investment securities & related accounts 1,004,860 Securitized mortgage loans 382,570 Mortgage loans held for investment 233,853 Mortgage loans held for sale & related accounts 296,052 Other assets 38,629 Total Assets $ 1,959,895 Financing arrangements $ 1,793,886 Other liabilities 29,512 Total Liabilities 1,823,398 Trust preferred subordinated debt 25,000 Stockholders' equity 111,497 Total Equity $ 1,959,895

Income Statement 1Q05 ($000) REIT TRS Consolidated Interest income $ 30,686 $ 6,100 $ 36,786 Gain on sale of mortgage loans - 12,649 12,649 Brokered loan fees - 4,534 4,534 Other income 922 103 1,025 Total Revenue $ 31,608 $ 23,386 $ 54,994 Interest expense 21,885 4,336 26,221 Salaries, payroll 1,479 15,093 16,572 Brokered loan expenses - 4,206 4,206 Other expenses 449 7,037 3,614 Total Expense 23,813 30,672 54,485 Net Income 7,795 (7,286) 509 Adjustments to income: Forgone premium - 4,260 4,260 GRL acquisition - 2,168 2,168 One-time expenses - 3,962 3,962 Development initiatives - 777 777 Tax effect of adjustments - (5,025) (5,025) Adjusted Net Income $ 7,795 $ (1,144) $ 6,651 Income Statement YTD 2Q05 ($000) 47

Experienced Management Team Steven B. Schnall Chairman, Co-CEO, President Founder, President and CEO of NYMC 15 years experience in mortgage banking David A. Akre Vice-Chairman, Co-CEO VP at Thornburg Mortgage - 6 years - whole loan trading, capital markets, ALCO GE Capital Mortgage - 7 years - pipeline hedging, loan securitization Michael I. Wirth, CPA Chief Financial Officer Former CFO of Newcastle Investment Co.; CharterMac, AMAC, & Aegis Realty Structured finance, governance, investment, buy-side and corporate strategy, Big 4 experience Steve R. Mumma, CPA Chief Investment & Operating Officer Former VP of Risk Management and Liquidity at Natexis ABM Corp - 12 years Co-managed ARMs and CMO floating rate portfolio for Credit Agricole - 3 years Joseph V. Fierro Chief Operating Officer - NYMC 22 Years mortgage banking experience

Strategic Independent Board Thomas K. White Fannie Mae, Senior Vice President Bear Stearns, Investment Banker National Council of State Housing Agencies, EVP David R. Bock The World Bank, Director of Operations Lehman Brothers, Managing Director Mary Dwyer Pembroke Freddie Mac, Director Senate Banking Committee, Counsel Citibank, Manager Alan L. Hainey GE Capital Mortgage, President & COO Steven G. Norcutt Reliastar, SVP / Portfolio Manager Centennial Mortgage, COO Jerome F. Sherman, PhD Creighton University, tenured Finance Professor University of Nebraska Independent Board Member Major Affiliations & Previous Positions